EXHIBIT 10.1

                            STOCK EXCHANGE AGREEMENT


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                            STOCK EXCHANGE AGREEMENT

     THIS STOCK EXCHANGE AGREEMENT (THIS "AGREEMENT"), DATED FEBRUARY 26, 1999 ("Closing Date"), by and between Triad Innovations Inc., a Nevada corporation (the "Company"), and Forum Energy, Ltd. c/o Bank of Belize, 60 Market Square, Belize City, Belize, Central America ("Seller") and Mike Childers ("Shareholder"). PRELIMINARY STATEMENTS

     A. Shareholder is the owner of Seller.

     B. Seller is the owner of 58,100 shares (the "Prentice Oil Shares") of common stock of Prentice Oil & Gas, Inc., a Texas corporation ("Prentice Oil"); and

     C. Prentice Oil is the owner of certain gas leases comprising the Prentice Field, located in Kimble County, Texas, as more particularly described on Exhibit A hereto (the "Prentice Field"); and

     D. Seller has agreed to transfer all of the issued and outstanding capital stock of Prentice Oil (the "Prentice Oil Shares") to the Company in exchange for shares of capital stock of the Company subject to the terms and conditions set forth herein.

                                   AGREEMENTS

                  NOW, THEREFORE, in consideration of the premises and the respective mutual agreements, covenants, representations and warranties herein contained, and intending to be legally bound thereby, it is agreed between the parties hereto as follows:

1. SHARES TO BE TRANSFERRED. PRICE AND TERMS.


     (A) PRENTICE OIL SHARES. On the Closing Date (as hereafter defined), Seller shall sell, transfer and deliver good and indefeasible title to the Company of the Prentice Oil shares, free and clear of all liens, claims and encumbrances. The Prentice Oil Shares will, on the Closing Date, constitute all of the issued and outstanding capital stock of Prentice Oil, and stock powers relating to the Prentice Oil Shares shall be duly endorsed to the Company.

     (B) COMPANY SHARES. The aggregate number of shares to be issued to Seller in exchange for the Prentice Oil Shares shall be 580,000 shares of common stock, par value $.001 1 per share, of the Company (the "Company Shares") consisting of:

     1. 16,000 unrestricted Company Shares to be delivered at the Closing,

     2. 464,000 restricted Company Shares delivered at the Closing; and

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     3. 37,000  unrestricted  Company  Shares to be  delivered 60 days after the
Closing Date and,

     4. 63,000 restricted Company Shares to be delivered 60 days after the Closing Date.

2. REPRESENTATIONS AND WARRANTIES BY THE COMPANY.

The Company represents and warrants the following:

     (A) ORGANIZATION AND GOOD STANDING. The Company is duly organized, validly existing and in good standing under the laws of Nevada and is qualified as a corporation under the laws of each jurisdiction where such qualifications is required. The Company has full corporate power to carry on its business as now conducted and to own and operate its assets as now owned and operated.

     (B) AUTHORIZED OUTSTANDING STOCK. At the Closing, the authorized capital stock of the Company shall consist of 25,000,000 common shares, of which no more than 20,000,000 will be issued and outstanding. At the Closing, the Company Shares to be delivered at the Closing shall be validly issued, fully paid and nonassessable.

     (C) CONSENTS AND APPROVALS: NO VIOLATION. There is no requirement applicable to the Company to make any filing with, or to obtain any permit, authorization, consent or approval of, any governmental or regulatory authority as a condition to the lawful consummation by the Company of the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF SELLER AND SHAREHOLDER. To induce the Company to enter into this Agreement and to consummate the transactions contemplated hereby, Seller and Shareholder represent and warrant, as of the date hereof, as follows:

     (A) CORPORATE EXISTENCE AND AUTHORITY OF SELLER. Seller is a company duly organized, validly existing and in good standing organized and domiciled under the laws of the Belize. Seller has full right, power and authority to enter into this Agreement and to sell the Shares to Purchaser. The execution, delivery and performance of this Agreement by Seller have been fully authorized by the Board of Directors of Seller and by Shareholder, and no further corporate action will be necessary on the part of Seller to make this Agreement valid and binding upon Seller in accordance with its terms.

     (B) CORPORATE EXISTENCE AND AUTHORITY OF PRENTICE OIL. Prentice Oil is a corporation duly organized, validly existing and in good standing organized and domiciled under the laws of the State of Texas. Prentice Oil has all requisite corporate power to conduct its business and to own or lease its property. Prentice Oil is not required to be qualified to do business in any jurisdiction other than Texas.

     (C) CAPITALIZATION OF PRENTICE OIL. The authorized capital stock of Prentice Oil consists of 200,000 shares of common stock, par value $100.00 per share, of which, on the Closing Date, the Prentice Oil Shares shall constitute

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the only issued and  outstanding  shares of capital  stock of  Prentice  Oil. No other shares of capital stock of Prentice Oil are issued and outstanding. All of the Prentice Oil Shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by Prentice Oil which provide for the purchase, issuance or transfer of any shares of the capital stock of Prentice Oil, nor are there any outstanding securities granted or issued by Prentice Oil that are convertible into any shares of the capital stock of Prentice Oil, and none is authorized. Prentice Oil is not obligated or committed to purchase, redeem or otherwise acquire any of its capital stock. All presently exercisable voting rights in Prentice Oil are vested exclusively in the Prentice Oil Shares, each share of which is entitled to one vote on every matter to come before Prentice Oil's shareholders. There are no voting trusts or other voting arrangements with respect to any of Prentice Oil's capital stock.

     (D) THE PRENTICE OIL SHARES. Seller owns the entire legal and beneficial interest in and to the Prentice Oil Shares. The Prentice Oil Shares are free and clear of any lien, adverse claim or encumbrance of any kind whatsoever, and Purchaser will acquire good and valid title to the Prentice Oil Shares, free and clear of any lien, adverse claim, charge or encumbrance. No written or oral agreement or understanding has been made by Seller with respect to the disposition of the Prentice Oil Shares, or any rights therein, in any manner other than by this Agreement.

     (E) SUBSIDIARIES. Prentice Oil has no subsidiaries.

     (F) EXECUTION OF AGREEMENTS. The execution, delivery and performance of this Agreement by Seller and Shareholder do not, and the consummation by Seller of the transactions contemplated hereby will not: (i) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any character, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind or character to which Seller or Prentice Oil is a party or by which Seller or Prentice Oil or any of their respective properties are subject or bound; or (ii) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of Prentice Oil or with respect to the Prentice Oil Shares.

     (G) VALIDITY AND ENFORCEABILITY. This Agreement constitutes a valid and binding agreement of Seller and Shareholder, enforceable against Seller in accordance with its terms by Purchaser and Prentice Oil.

     (H) FINANCIAL STATEMENTS. Seller has delivered to the Company, prior to the date of this Agreement, the following financial statements: The financial statements of Prentice Oil consisting of balance sheet as of October 9, 1998 and the related statement of income, statement of cash flows, statement of stockholders' equity, together with related notes, which financial statements have been audited with an unqualified audit report by the independent accounting firm of Fox, Byrd & Golden, P.C.

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     (I)  ABSENCE  OF  LIABILITIES.  There are no  liabilities,  obligations  or commitments of Prentice Oil attributable to or arising in connection with any business activity, ownership or lease of any property, action, omission or event of any nature (whether known or unknown, absolute, accrued, contingent, due or to become due) including but not limited to, liabilities or obligations (i) to pay federal, state, local or other taxes, withholding amounts, penalties, or assessments of any kind, (ii) under any oral or written contract, agreement, arrangement  or  understanding,  (iii) under any employee  benefit,  (iv) to any
current  or  former  employee,   agent,  officer  or  director,  (v)  under  any
environmental laws or (vi) to pay any penalty or fine assessed by any foreign, federal, state or local regulatory authority.

     (J) DISPUTES AND LITIGATION. There is no suit, action, litigation, proceeding, investigation, claim, complaint or accusation pending or threatened against or affecting Prentice Oil or its properties, assets or business or to which Prentice Oil is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality). There is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against Prentice Oil. There is no litigation, proceeding, investigation, claim, or complaint, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability, which would give rise to any right of indemnification or similar right on the part of any director or officer of Prentice Oil or any such person's heirs, executors or administrators as against Prentice Oil.

     (K) COMPLIANCE WITH LAWS. Prentice Oil has complied with all applicable federal, state, local, foreign and other laws, rules and regulations, and Prentice Oil has not received notice of any claimed violation of any such law, rule or regulation. Prentice Oil has timely filed all returns, reports and other documents and furnished all information required or requested by any federal, state or foreign governmental agency and all such returns, reports, documents and information are true and complete in all material respects.

     (L) BANKING ARRANGEMENTS AND POWERS OF ATTORNEY. Prentice Oil has no bank accounts, credit lines or safe deposit boxes, except for the bank accounts identified on Exhibit B hereto. No person holds any powers of attorney from Prentice Oil.

     (M) ARTICLES OF INCORPORATION AND BYLAWS. Prior to the date of this Agreement, Seller has delivered to Purchaser true and complete copies of the Articles of Incorporation and Bylaws of Prentice Oil. Such Articles of Incorporation and Bylaws were duly adopted and are in full force and effect, and there are no amendments or modifications thereto except as included in said Articles of Incorporation and Bylaws.

     (N) BOOKS AND RECORDS. Prentice Oil keeps its books, records and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in sufficient detail to accurately and fairly reflect the transactions and dispositions of its assets, liabilities and equities. The minute books of Prentice Oil contain complete and accurate records of all of its shareholders' and directors' meetings and of all action taken by such shareholders and directors. The meetings of directors and shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same. The stock certificate records and stock transfer records of Prentice Oil are correct and complete and reflect accurately the number of shares of stock held by its shareholders.

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     (O) GOVERNMENTAL AND OTHER CONSENTS. No consent,  approval or authorization of, or designation, declaration or filing with, any governmental authority or other person is required on the part of Seller or Prentice Oil in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

     (P) FULL DISCLOSURE. As of the date of this Agreement, Seller and Shareholder have disclosed in writing to Purchaser all events, conditions or facts known to Seller and Shareholder which could adversely affect the financial condition of Prentice Oil. No representation or warranty by Seller or Shareholder in this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements and information contained or therein not misleading.

     (Q) TITLE TO MINERAL INTEREST.

     (i) CERTAIN DEFINITIONS. For the purposes of this Section 3(q), the following terms shall have the meanings as set forth below:

          (1) "Prentice Field" shall mean the specified decimal or fractional interest set forth in Exhibit A in and to the oil and gas leases; oil, gas mineral leases, permits, fee mineral, royalty, overriding royalty and other interest in oil, gas and other minerals described in Exhibit A.

          (2) "Revenue Interest" shall mean that portion of production of hydrocarbons from a well attributable to Prentice Oil's working interest and other ownership interests in and to the "Prentice Field" after deducting all royalties, overriding royalties, production payments or other burdens on or measured by production, except ad valorem. production, severance, gathering and other similar taxes.

          (3) "Working Interest" shall mean Prentice Oil's obligation, on a percentage basis, to bear costs and expenses of exploring, drilling and operating for and production of hydrocarbons from a well located on or forming a part of the "Prentice Field".

     (ii) REPRESENTATION AND WARRANTY. Prentice Oil has such title ("Defensible Title") to the Prentice Field, free and clear of all liens, encumbrances, burdens, claims, or other defects, that now and in the future (1) entitles Prentice Oil to receive no less than the Revenue Interest set forth in Exhibit A hereto of all hydrocarbons and other minerals marketed from or allocated to each lease comprising the Prentice Field together with all proceeds therefrom and other revenues attributable thereto and (2) obligates Prentice Oil to bear costs and expenses relating to each lease comprising the Prentice Field in an amount not greater than the Working Interest therefore set forth in Exhibit A hereto, unless such increase in Working Interest is accompanied by a proportionate increase in the Revenue Interest received by Prentice Oil and except for customary provisions contained in an operating agreement disclosed to Purchaser
(i) requiring Prentice Oil to bear a greater share of costs and expenses in the case of a default in payment or (ii) non-consent elections to the extent not presently in effect by other parties to such operating agreement.

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     (R) TITLE TO PROPERTIES.  Prentice Oil has good and marketable title to all of its properties and assets (whether real, personal, mixed, tangible or intangible), rights, contracts, agreements, goodwill and businesses, free and clear of all adverse interests, security interests, liens, mortgages, deeds of trust, encumbrances, claims, proscriptions, restrictions, conditions, covenants and easements. There have not been filed any liens, mortgages, deeds of trust or financing statements under the Uniform Commercial Code or other similar statute on the properties or assets, whether real, personal or mixed, of Prentice Oil, nor has Prentice Oil signed any security agreement or similar agreement authorizing any secured party thereunder to file any such lien, mortgage or financing statement.

     (S) SECURITIES LAWS. Seller and Shareholder hereby acknowledge that the restricted Company Shares have not been registered under the United States Securities Act of 1933 (the "Act") or any State Blue Sky laws and, accordingly, may not be offered, sold, or otherwise transferred, unless such offer, sale or transfer is either registered pursuant to or is exempt from registration under the Act and any applicable State Blue Sky law. Seller represents and warrants that the restricted Company Shares are being acquired for Seller's own account and for investment only, without a view to distribution, as that phrase has meaning under the Act, and the rules and regulations of the Securities and Exchange Commission, and no disposition be made of all or any part of the Company Shares; unless such restricted Company Shares are registered under the Act or an applicable exemption from registration is available; and that Seller's acquisition of the restricted Company Shares and Seller's continued holding thereof are consistent with Seller's financial position. Seller and Shareholder represent that they have such knowledge and experience in business and financial matters that they are able to understand and evaluate the risks and merits of acquiring and holding the Company Shares. Seller and Shareholder represent that they will not, directly or indirectly, offer or sell, pledge, hypothecate or otherwise transfer or dispose of any of the restricted Company Shares except pursuant to an effective registration under the Act and any applicable State Blue Sky laws or pursuant to a transfer that is exempt from the registration requirements of the Act or any such State Blue Sky laws.

4. COVENANTS OF SELLER AND SHAREHOLDER. Seller and Shareholder hereby covenant and agree with the Purchaser and the Company as follows:

     (a) Seller shall cause Prentice Oil to name officers designated by Purchaser as an authorized signatory on all bank accounts of Prentice Oil.

     (b) Seller shall deliver to Purchaser the resignations of all directors and officers of Prentice Oil.

     (c) Seller shall deliver to Purchaser the minute book, stock book and corporate records of Prentice Oil.

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5.  INDEMNIFICATION  BY SELLER AND SHAREHOLDER.  Seller and Shareholder agree to defend, indemnify and hold harmless Purchaser and Prentice Oil and their respective affiliates, successors and assigns (and their respective directors, officers and other employees and all other persons acting on behalf of or under control of any of them) from and against any and all (i) liabilities, losses, costs or damages ("Loss") and (ii) attorneys' fees and expenses, costs of investigation and defense, court costs and all other reasonable out-of-pocket expenses ("Expense") incurred by Purchaser or Prentice Oil and their respective affiliates, successors and assigns (and their respective directors, officers and other employees and all other persons acting on behalf of or under control of any of them) arising in connection with or related to (i) any breach of any representation, warranty, covenant or agreement made by Seller or Shareholder herein, or (ii) any Loss or Expense incurred by Prentice Oil or Purchaser arising from any claim against Prentice Oil or obligation or liability of Prentice Oil arising from or related to any activity, act or omission of Prentice Oil occurring through the date of this Agreement.

     (A) NOTICE OF CLAIMS. If Prentice Oil or Purchaser believe that they or it have suffered or incurred any Loss or Expense and are entitled to indemnity from any other party under this Section 5, the indemnified person shall so notify Seller and Shareholder promptly in writing describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Loss or Expense shall have occurred. If any action at law or suit in equity is instituted by or against a third party with respect to which any of the indemnified persons intends to claim any liability or expense as Loss or Expense under this Section 5, any such indemnified person shall promptly notify the indemnifying party of such action or suit. The amount to which an indemnified person shall be entitled under this
Section 5 shall be determined: (i) by the written agreement between the indemnified person and Seller, (ii) by a judgment, decree, decision or award of any court, arbitration board or administrative agency of competent jurisdiction,
(iii) by a settlement of the claim or (iv) by any other means to which the indemnified person and Seller shall agree. In no event shall Purchaser or Prentice Oil be required to pay the amount of any Loss or Expense prior to receipt of any indemnification hereunder. Seller and Shareholder agree to pay in advance upon demand by the Purchaser the amount of any Loss or Expense unless Seller or Shareholder elect to contest at their sole expense any third party claim giving rise to a claim for indemnification hereunder.

     (B) DEFENSE OF CLAIMS. Upon receipt of notice of any third party claim for which indemnification is provided hereunder, Seller and Shareholder shall immediately assume the defense of such claim and conduct and control such action or suit. If Seller and Shareholder do not assume the defense of such claim, the indemnified persons shall have the right to defend, contest, settle or compromise such action or suit in the exercise of their exclusive discretion using Akin, Gump, Strauss, Hauer & Feld, L.L.P. as counsel to such indemnified person; and Seller and Shareholder shall, upon request from any of the indemnified persons, promptly pay to such indemnified persons in accordance with the other terms of this Section 5 the amount of any Loss resulting from its liability to the third party claimant and all related Expense. If Seller and Shareholder assume the defense of such claim, Seller and Shareholder shall have the right to undertake, conduct and control, through Akin, Gump, Strauss, Hauer & Feld, L.L.P. as counsel to Seller and Shareholder and at the sole expense of Seller and Shareholder, the conduct and settlement of such action or suit, and the indemnified persons shall cooperate with the indemnifying party in connection therewith; provided that (i) neither Seller nor Shareholder shall thereby permit to exist any lien, claim or encumbrance upon any asset or property of any indemnified person; and (ii) Seller and Shareholder shall agree promptly to reimburse the indemnified persons for the full amount of any Loss resulting from such action or suit and all related Expense incurred by the indemnified persons before or after the assumption of the conduct and control of such action or suit by Seller. So long as Seller and Shareholder are conducting any such action or suit in good faith, the indemnified persons and Shareholder shall not pay or settle any such action or suit.

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6. APPLICABLE LAW. This Agreement has been substantially negotiated and executed and will be substantially performed in the State of Texas. The law of the State of Texas shall govern the validity, interpretation and due performance of this Agreement. Venue shall be in Taylor County and/or Dallas County, Texas.

7. PARTIES BOUND. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

8. HEADINGS. The headings of the Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

9. NOTICES. All notices, consents, demands, requests, waivers, approvals and other communications which are required or may be given hereunder shall be in writing or telegram and shall be deemed to have been duly given upon delivery or receipt. The address of each party is indicated beside each party's signature hereon and may be changed to such other address as may be designated by written notice to the other parties hereunder.

10. ENTIRE AGREEMENT. This Agreement, together with the other writings delivered in connection herewith, embodies the entire agreement and understandings of the parties hereto with respect to the subject matter hereof and supercedes any prior agreement and understandings between the parties hereto. This Agreement may be amended or terminated at any time, only by a writing executed by all of the parties hereto.

11. COUNTERPARTS. This Agreement has been executed in a number of identical counterparts, each of which shall evidence the same agreement; but in making proof of such agreement, it shall never be necessary to establish or account for more than one such counterpart.

12. CLOSING DATE. The consummation of the transaction contemplated by this agreement (the "Closing") shall be the date of this Agreement. The Closing Date shall be the date of this Agreement.

13. EXPENSES. Each party hereto shall bear its or his own expenses incurred pursuant to this Agreement.

14. AMENDMENTS. This Agreement may be amended only by a written agreement executed by all of the parties hereto.


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15. SURVIVAL OF  REPRESENTATIONS.  All statements of fact  (including  financial statements), the exhibits, or any other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the party hereunder. All representations, warranties, agreements and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit an any time made by or on behalf of the parties or of any information a party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed.

16. FINDERS' AND RELATED FEES. Each party hereto agrees to be responsible for, and shall indemnify the other against, any claims for remuneration by their respective finders or brokers, if any, for services rendered in connection with the transactions contemplated herein.

17. PUBLIC ANNOUNCEMENTS. Seller shall not make any public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the Company, unless required by law or judicial process, in which case, written notification shall be given to the other party prior to such disclosure.

     IN WITNESS WHEREOF, the parties hereto have entered into this Stock Exchange Agreement effective the date first written above.


ADDRESS                                          SELLER:
                                                 FORUM ENERGY, LTD.

C/O BANK OF BELIZE                               BY:/S/ANTHONY DAVIDSON
60 MARKET SQUARE                                 NAME:ANTHONY DAVIDSON
BELIZE CITY, BELIZE                              TITLE:SHAREHOLDER
Central America

                                                 PURCHASER:
                                                 TRIAD INNOVATIONS, INC.

620 SOUTH TAYLOR                                 BY:/S/JAMES B. LAPORTE
AMARILLO, TEXAS 79101                            NAME:JAMES B. LAPORTE
                                                 TITLE: PRESIDENT

                                                 SHAREHOLDER:
                                                 /S/ANTHONY DAVIDSON